Exhibit 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

Luna Senior Management Incentive Compensation Plan

I. Objectives

•	Recruiting, incentive, motivation, reward and retention consistent with the strategic objectives of the company

•	Establishing stability, re-commitment, clarity, equity

•	Align motivation to achieve corporate tactical and strategic goals with incentives

•

Provide a plan and a set of guidelines for incentive compensation for performance that may rise above the 2010 budget but be limited to overall amounts which do not adversely impact minimum liquidity needs or bank covenants

II. 2010 Incentive Plan Parameters:

The incentive compensation program is payable if corporate and individual target performance are achieved and the costs associated with the program do not impair the overall liquidity as represented in the budget and required to meet or exceed all financial performance based covenants to third parties.

Specifically the bonus plan:

•	Must be self-funding by performance improvement over budget

•	Payment cannot reduce cash below 2010 budget

•	Improvement in cash above 2010 budget is available to fund bonuses

•	Accrual cannot have adverse impact on meeting bank covenants

III. Definitions:

•	Net cash: Book balance of cash as of December 31, 2010 less the outstanding balance, if any, of the company’s revolving line of credit.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

•	Net current liquidity: Cash plus accounts receivable as of December 31, 2010, less the outstanding balance, if any, under the revolving line of credit and accounts payable as of that date.

•

Adjusted EBITDA: Earnings before interest, taxes, depreciation, amortization, and expenses to be settled in equity issuances. Additionally, management will review at least quarterly with the Compensation Committee any significant and unplanned revenues or expenses for determination as to whether such amounts should reasonably be excluded from the calculation of Adjusted EBITDA in order to best reflect the measure of the company’s performance against the objectives of the incentive compensation plan. To the extent practical, management will review such unplanned items with a value greater than $[***] with the Compensation Committee prior to the consummation of the related transaction(s).

•	Quick ratio: As defined in the company’s credit agreement with SVB: Cash plus accounts receivable minus current liabilities other than deferred revenue.

IV. Bonus Plan:

Net cash above $[***] at year end provides potential for funding incentive compensation plans. To the extent that net cash exceeds $[***], up to [***]% of this excess will be available to fund the senior management incentive compensation plan subject to the threshold criteria below.

•	Thresholds:

•	Adjusted EBITDA for 2010, including amounts accrued with respect to the plan, must be greater than $[***].

•	Accrual of the expense associated with the plan cannot reduce net current liquidity below $[***].

•

Accrual of the plan cannot result in a breach of the adjusted EBITDA covenant in any quarter. If the plan is limited by the adjusted EBITDA covenant in any quarter, such shortfall can be made up on a cumulative basis in a subsequent quarter to the extent that it does not result in a breach of the covenant for that subsequent quarter.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

•	Accrual of the plan cannot result in a quick ratio less than [***].

•

Funding under the program is capped at the earned payouts under the senior management incentive plan formula, Exhibit 1, based upon the individual’s annual salary multiplied by their target incentive percentage.

Payment:

Amounts earned under the Plan will be processed for the next scheduled payroll following approval of the amounts by the Compensation Committee, such approval to be determined no later than the next scheduled meeting of the Compensation Committee following the receipt of earnings clearance from the company’s independent auditor.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

Exhibit 1

The participants in the 2010 Senior Management Incentive Plan are initially:

Title	Salary		Target Incentive %
Chief Executive Officer		$270,000	50%
Chief Financial Officer		$205,000	50%
Chief Commercialization Officer		$197,000	50%
Chief Technology Officer		$197,000	50%
[***]	$	[***]	[***]	%
[***]	$	[***]	[***]	%
[***]	$	[***]	[***]	%
[***]	$	[***]	[***]	%
[***]	$	[***]	[***]	%

The Company may from time to time add participants to the 2010 Senior Management Incentive Plan at the discretion of the Compensation Committee.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.